UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Parkview Property

On December 18, 2025, Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”), through BHM Parkview Exchange TRS, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company’s operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), made an investment of approximately $21.3 million in BHM Parkview Investment Co, LLC (the “Depositor”), along with BRRK DST Investor, LLC (the “Co-Investor”), an affiliate of the Company’s external manager, which made a co-investment of approximately $9.7 million in the Depositor. The Company and the Co-Investor own approximately 68.63% and 31.37%, respectively, of the Depositor.

Also on December 18, 2025, the Depositor, through BR Parkview Multifamily, DST, a Delaware statutory trust (the “Parkview DST”) and a wholly owned subsidiary of the Depositor, closed on the acquisition of a 264-unit residential community known as District at Parkview, located in Stone Mountain, Georgia (the “Parkview Property”) for a total purchase price of approximately $66.6 million. The sale was based on arm’s length negotiations with an unaffiliated seller.

The acquisition of the Parkview Property was funded with (i) approximately $31.0 million of gross equity from the Depositor (inclusive of closing costs), and (ii) a senior mortgage loan held by Fannie Mae, to the Parkview DST, in the principal amount of approximately $38.6 million (the “Parkview Senior Loan”).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements of Real Estate Acquired

Because it is impracticable to provide the required financial statements for the acquired Parkview Property described in Item 2.01 at the time of this filing and no financial statements (audited or unaudited) are available at this time, we hereby confirm that we intend to file the required financial statements on or before March 10, 2026, by amendment to this Current Report on Form 8-K.

(b)       Pro Forma Financial Information

See paragraph (a) above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

Date: December 23, 2025	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer